UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

The disclosure under Item 7.01 of this Current Report on Form 8-K related to the Company’s announcement of preliminary revenue expectations for the years ended December 31, 2014 (restated) and December 31, 2015 is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On November 7, 2016, the Company issued a press release announcing its preliminary revenue expectations of approximately $46 to $50 million and $85 to $90 million for the years ended December 31, 2014 (restated) and December 31, 2015, respectively, and also that it expects revenue for its year ending December 31, 2016 to be between $100 and $110 million.

A copy of the press release is being furnished as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Forward Looking Statements

This Current Report on Form 8-K and the information in the attached press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include, without limitation, statements regarding the Company’s estimated range of revenues for 2014 and 2015 and its anticipated financial performance for the remainder of this calendar year.  We caution you not to place undue reliance on any such forward-looking statements. Several factors could cause actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the identification of additional errors in the restatement process, changes in the scope or focus of the accounting adjustments, the risk that additional information may arise prior to the expected filing with the Securities and Exchange Commission (SEC) of the restated financial statements and the 2015 and 2016 financial statements, the outcome of the presently pending investigations by SEC and U.S. Department of Justice, or subsequent events that would require us to make adjustments. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits

99.1        Press Release, dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

By:	/s/ GREGORY I. LAW
Gregory I. Law
Chief Financial Officer

Date: November 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 7, 2016